                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
March 30, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-3 Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as master servicer of the Banc of America Funding 2006-3 Trust and
National City Mortgage Co., an Ohio corporation ("National City Mortgage").

      WHEREAS, pursuant to (i) that certain Master Seller's Warranties and
Servicing Agreement, dated as of September 1, 2003, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation
("BAMCC")), as purchaser, and National City Mortgage, as seller, (ii) that certain Amendment No. 1, dated as of July 1, 2004, by and among BAMCC, National
City Mortgage and the Assignor, (iii) that certain Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among BAMCC,
National City Mortgage, the Assignor and Wachovia Bank, National Association,
(iv) that certain Amendment No. 2, dated as of October 1, 2004, by and between
National City Mortgage and the Assignor, (v) that certain Amendment No. 3, dated as of August 11, 2005, by and between National City Mortgage and the Assignor,
(vi) that certain Regulation AB Compliance Addendum to the Master Seller's
Warranties and Servicing Agreement, dated as of January 1, 2006, by and between
National City Mortgage and the Assignor, (vii) that certain Assignment and
Conveyance Agreement, dated as of December 20, 2005, by and between National
City Mortgage and the Assignor, (viii) that certain Assignment and Conveyance
Agreement, dated as of January 19, 2006, by and between National City Mortgage and the Assignor and (ix) that certain Assignment and Conveyance Agreement, dated as of February 7, 2006, by and between National City Mortgage and the
Assignor (collectively, the "Purchase and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from National City Mortgage and National City Mortgage currently services the Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities
Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreement, and the mortgage loans delivered under such agreement by National City Mortgage to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreement other than the Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

      a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to National
            City Mortgage with respect to the Purchase and Servicing Agreement or the Mortgage Loans;

      c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and
            Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the
            Purchase and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreement or the Mortgage Loans;
            and

      d.    Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
            Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage

                                        2

            Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3.    From and after the date hereof, National City Mortgage shall (i)
note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and
(iii) notwithstanding anything to the contrary contained in Section 7.01 of the
Purchase and Servicing Agreement, continue to service the Mortgage Loans pursuant to the Purchase and Servicing Agreement, as modified by Section 9 hereof, for the benefit of the Assignee.

      4.    National City Mortgage acknowledges that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Purchase and Servicing Agreement. The Master
Servicer shall be authorized to enforce directly against National City Mortgage any of the obligations of National City Mortgage to the Assignor or its assignees provided for in the Purchase and Servicing Agreement including, without limitation, the right to exercise any and all rights of the Assignor
(but not the obligations) under the Purchase and Servicing Agreement to monitor and enforce the obligations of National City Mortgage thereunder, the right to terminate National City Mortgage under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by National City Mortgage under the Purchase and
Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by National City Mortgage under the Purchase and
Servicing Agreement, the right to examine the books and records of National City
Mortgage, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by National City Mortgage. All remittances by National City Mortgage shall be made to the account or accounts designated by the Master Servicer to National City Mortgage in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA#
121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2006-3 #
50906900.

      5.    National City Mortgage hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of National
City Mortgage in Sections 3.01 and 3.02 of the Purchase and Servicing Agreement
are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof,
(ii) that it has serviced the Mortgage Loans in accordance with the terms of the
Purchase and Servicing Agreement, (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv)
that any information provided by it on or before the date hereof to any of the parties hereto is true and correct in all material respects.

      6.    National City Mortgage hereby agrees that, in connection with each
Mortgage Loan of which the related Mortgage has been recorded in the name of
MERS or its designee, it shall take all actions as are necessary to cause the
Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
MERS.

                                        3

      7.    In accordance with Sections 2.01 and 7.01 of the Purchase and
Servicing Agreement, the Assignor hereby instructs National City Mortgage, and
National City Mortgage hereby agrees, to release from its custody and deliver the contents of the Mortgage File (as defined in the Purchase and Servicing
Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 10 hereof on or before the closing date of the related Pass-Through Transfer (as defined in the
Purchase and Servicing Agreement).

      8.    National City Mortgage hereby agrees that any repurchase or substitution of a Mortgage Loan pursuant to Section 3.03 of the Purchase and
Servicing Agreement will be done so in accordance with the provisions set forth in Section 2.02 of the Pooling Agreement.

      9.    National City Mortgage, BAFC and Assignee hereby agree to the following modifications to the Purchase and Servicing Agreement solely with respect to the Mortgage Loans:

      a.    Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

            "A mortgage loan eligible to be substituted by the Company for a
            Deleted Mortgage Loan which must, on the date of such substitution be approved by the Purchaser and (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the
            Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan
            Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v)
            be of the same type as the Deleted Mortgage Loan; (vi) have a FICO score not less than that of the Deleted Mortgage Loan, (vii) have an
            LTV not greater than that of the Deleted Mortgage Loan; (viii) have a credit grade not lower in quality than that of the Deleted
            Mortgage Loan and (ix) have the same lien status as the Deleted
            Mortgage Loan."

      b.    Section 3.02. Section 3.02(mm) is hereby amended by inserting the language "(c), Appendix E" immediately following "Glossary Version
            5.6."

      c.    Section 5.01. The second paragraph of Section 5.01 is modified to delete the phrase "the second Business Day following" in the first and second line, to delete the word "second" occurring before the phrase "Business Day" in the second sentence, and to insert the phrase "on which such payment was due" after the first occurrence of the phrase "Business Day" in the second sentence.

                                        4

      d.    Section 5.02. The second paragraph of Section 5.02 is hereby modified to read as follows:

            "Not later than the fifth (5th) Business Day of each month, the
            Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit E-1, a monthly remittance advice in the form set forth in Exhibit E-2, and a realized loss report in the form set forth in Exhibit E-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such
            Remittance Date."

            The exhibits referenced in this Section 9(d) are attached to this
            Agreement as Exhibit B hereto.

      e.    For purposes of clarification, the Servicing Fee Rate is equal to
            0.250% per annum.

            For purposes of clarification, the Company is not obligated under the Purchase and Servicing Agreement to advance the amount of any reduction in a Mortgagor's monthly payment due to the operation of the Servicemembers Civil Relief Act.

      10.   The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Purchase and Servicing
Agreement is:

            U.S. Bank National Association
            209 S. LaSalle Street, Suite 300
            Chicago, Illinois 60604
            Attention: Structured Finance Trust Services, BAFC 2006-3

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Banc of America Funding Corporation
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

                                        5

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        as Assignor

                                        By:       /s/ Bruce W. Good
                                            ------------------------------------
                                        Name:     Bruce W. Good
                                        Title:    Vice President

                                        U.S. Bank National Association,
                                        as Assignee

                                        By:       /s/ Melissa A. Rosal
                                            ------------------------------------
                                        Name:     Melissa A. Rosal
                                        Title:    Vice President

                                        Banc of America Funding Corporation

                                        By:       /s/ Scott Evans
                                            ------------------------------------
                                        Name:     Scott Evans
                                        Title:    Senior Vice President

                                        National City Mortgage Co., as servicer

                                        By:       /s/ Mary Beth Criswell
                                            ------------------------------------
                                        Name:     Mary Beth Criswell
                                        Title:    Vice President

Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as master servicer

By:      /s/ Peter A. Gobell
    ----------------------------------------
Name:    Peter A. Gobell
Title:   Vice President

       [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT FOR BAFC 2006-3]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                       A-1

                                    EXHIBIT B

EXHIBIT E-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

--------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                              DESCRIPTION                     DECIMAL    FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR               A unique number assigned to a loan by the
                                Servicer. This may be different than the
                                LOAN_NBR
--------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan
                                by the originator.
--------------------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
--------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an
                                external servicer to identify a group of
                                loans in their system.
--------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
--------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
--------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
--------------------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
--------------------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
--------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment                  MM/DD/YYYY
                                is due to the servicer at the end of
                                processing cycle, as reported by Servicer.
--------------------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was                 MM/DD/YYYY
                                filed.
--------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was
                                filed.
--------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to
                                the bankruptcy filing.
--------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy                   MM/DD/YYYY
                                has been approved by the courts
--------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                          MM/DD/YYYY
                                Bankruptcy. Either by Dismissal, Discharged
                                and/or a Motion For Relief Was Granted.
--------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved                  MM/DD/YYYY
                                By The Servicer
--------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A
                                Loan Such As;
--------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is                      MM/DD/YYYY
                                Scheduled To End/Close
--------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually                   MM/DD/YYYY
                                Completed
--------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the                    MM/DD/YYYY
                                servicer with instructions to begin
                                foreclosure proceedings.
--------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to                      MM/DD/YYYY
                                Pursue Foreclosure
--------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in                MM/DD/YYYY
                                a Foreclosure Action
--------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is                    MM/DD/YYYY
                                expected to occur.
--------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the              2       No commas(,) or
                                foreclosure sale.                                          dollar signs ($)
--------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of                MM/DD/YYYY
                                the borrower.
--------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession                MM/DD/YYYY
                                of the property from the borrower.
--------------------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is              2       No commas(,) or
                                marketed.                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a                    MM/DD/YYYY
                                particular price.
--------------------------------------------------------------------------------------------------------------

                                       A-1

--------------------------------------------------------------------------------------------------------------

OFFER_AMT                       The dollar value of an offer for an REO            2       No commas(,) or
                                property.                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin                  MM/DD/YYYY
                                or by the Servicer.
--------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is                   MM/DD/YYYY
                                scheduled to close.
--------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is
                                occupied.
--------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of the
                                property.
--------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is                         MM/DD/YYYY
                                performed.
--------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property          2
                                based on brokers price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if          2
                                repairs are completed pursuant to a
                                broker's price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
--------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
--------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower
                                to stop paying on a loan. Code indicates
                                the reason why the loan is in default for
                                this cycle.
--------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed                    MM/DD/YYYY
                                With Mortgage Insurance Company.
--------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                   No commas(,) or
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed                  MM/DD/YYYY
                                Claim Payment
--------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On          2       No commas(,) or
                                Claim                                                      dollar signs ($)
--------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance                   MM/DD/YYYY
                                Company
--------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance          2       No commas(,) or
                                Company                                                    dollar signs ($)
--------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was                   MM/DD/YYYY
                                Issued By The Pool Insurer
--------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance             2       No commas(,) or
                                Company                                                    dollar signs ($)
--------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                   2       No commas(,) or
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                    2       No commas(,) or
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                   2       No commas(,) or
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                    2       No commas(,) or
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans                  MM/DD/YYYY
                                Admin
--------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim                    MM/DD/YYYY
                                Payment
--------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim            2       No commas(,) or
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------

                                       A-1

EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      o   ASUM- Approved Assumption

      o   BAP- Borrower Assistance Program

      o   CO- Charge Off

      o   DIL- Deed-in-Lieu

      o   FFA- Formal Forbearance Agreement

      o   MOD- Loan Modification

      o   PRE- Pre-Sale

      o   SS- Short Sale

      o   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      o   Mortgagor

      o   Tenant

      o   Unknown

      o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      o   Damaged

      o   Excellent

      o   Fair

      o   Gone

      o   Good

      o   Poor

      o   Special Hazard

      o   Unknown

                                       A-1

EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

--------------------------------------------------------------------------------
DELINQUENCY CODE        DELINQUENCY DESCRIPTION
--------------------------------------------------------------------------------
001                     FNMA-Death of principal mortgagor
--------------------------------------------------------------------------------
002                     FNMA-Illness of principal mortgagor
--------------------------------------------------------------------------------
003                     FNMA-Illness of mortgagor's family member
--------------------------------------------------------------------------------
004                     FNMA-Death of mortgagor's family member
--------------------------------------------------------------------------------
005                     FNMA-Marital difficulties
--------------------------------------------------------------------------------
006                     FNMA-Curtailment of income
--------------------------------------------------------------------------------
007                     FNMA-Excessive Obligation
--------------------------------------------------------------------------------
008                     FNMA-Abandonment of property
--------------------------------------------------------------------------------
009                     FNMA-Distant employee transfer
--------------------------------------------------------------------------------
011                     FNMA-Property problem
--------------------------------------------------------------------------------
012                     FNMA-Inability to sell property
--------------------------------------------------------------------------------
013                     FNMA-Inability to rent property
--------------------------------------------------------------------------------
014                     FNMA-Military Service
--------------------------------------------------------------------------------
015                     FNMA-Other
--------------------------------------------------------------------------------
016                     FNMA-Unemployment
--------------------------------------------------------------------------------
017                     FNMA-Business failure
--------------------------------------------------------------------------------
019                     FNMA-Casualty loss
--------------------------------------------------------------------------------
022                     FNMA-Energy environment costs
--------------------------------------------------------------------------------
023                     FNMA-Servicing problems
--------------------------------------------------------------------------------
026                     FNMA-Payment adjustment
--------------------------------------------------------------------------------
027                     FNMA-Payment dispute
--------------------------------------------------------------------------------
029                     FNMA-Transfer of ownership pending
--------------------------------------------------------------------------------
030                     FNMA-Fraud
--------------------------------------------------------------------------------
031                     FNMA-Unable to contact borrower
--------------------------------------------------------------------------------
INC                     FNMA-Incarceration
--------------------------------------------------------------------------------

                                       A-1

EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

--------------------------------------------------------------------------------
  STATUS CODE           STATUS DESCRIPTION
--------------------------------------------------------------------------------
      09                Forbearance
--------------------------------------------------------------------------------
      17                Pre-foreclosure Sale Closing Plan Accepted
--------------------------------------------------------------------------------
      24                Government Seizure
--------------------------------------------------------------------------------
      26                Refinance
--------------------------------------------------------------------------------
      27                Assumption
--------------------------------------------------------------------------------
      28                Modification
--------------------------------------------------------------------------------
      29                Charge-Off
--------------------------------------------------------------------------------
      30                Third Party Sale
--------------------------------------------------------------------------------
      31                Probate
--------------------------------------------------------------------------------
      32                Military Indulgence
--------------------------------------------------------------------------------
      43                Foreclosure Started
--------------------------------------------------------------------------------
      44                Deed-in-Lieu Started
--------------------------------------------------------------------------------
      49                Assignment Completed
--------------------------------------------------------------------------------
      61                Second Lien Considerations
--------------------------------------------------------------------------------
      62                Veteran's Affairs-No Bid
--------------------------------------------------------------------------------
      63                Veteran's Affairs-Refund
--------------------------------------------------------------------------------
      64                Veteran's Affairs-Buydown
--------------------------------------------------------------------------------
      65                Chapter 7 Bankruptcy
--------------------------------------------------------------------------------
      66                Chapter 11 Bankruptcy
--------------------------------------------------------------------------------
      67                Chapter 13 Bankruptcy
--------------------------------------------------------------------------------

                                       A-1

EXHIBIT E-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

-----------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME                DESCRIPTION                                          DECIMAL    FORMAT COMMENT                      MAX
                                                                                                                               SIZE
-----------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR           A value assigned by the Servicer to define a                    Text up to 10 digits                  20
                           group of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                   A unique identifier assigned to each loan by                    Text up to 10 digits                  10
                           the investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                       Text up to 10 digits                  10
                           Servicer. This may be different than the
                           LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME              The borrower name as received in the file. It                   Maximum length of 30 (Last,           30
                           is not separated by first and last name.                        First)
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled               2       No commas(,) or dollar signs ($)      11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE              The loan interest rate as reported by the               4       Max length of 6                        6
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE               The loan gross interest rate less the service           4       Max length of 6                        6
                           fee rate as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE              The servicer's fee rate for a loan as reported          4       Max length of 6                        6
                           by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT               The servicer's fee amount for a loan as                 2       No commas(,) or dollar signs ($)      11
                           reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                The new loan payment amount as reported by the          2       No commas(,) or dollar signs ($)      11
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE              The new loan rate as reported by the Servicer.          4       Max length of 6                        6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE             The index the Servicer is using to calculate a          4       Max length of 6                        6
                           forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at the          2       No commas(,) or dollar signs ($)      11
                           beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at the          2       No commas(,) or dollar signs ($)      11
                           end of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that                    MM/DD/YYYY                            10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1            The first curtailment amount to be applied.             2       No commas(,) or dollar signs ($)      11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1           The curtailment date associated with the first                  MM/DD/YYYY                            10
                           curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1            The curtailment interest on the first                   2       No commas(,) or dollar signs ($)      11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2            The second curtailment amount to be applied.            2       No commas(,) or dollar signs ($)      11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2           The curtailment date associated with the                        MM/DD/YYYY                            10
                           second curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2            The curtailment interest on the second                  2       No commas(,) or dollar signs ($)      11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3            The third curtailment amount to be applied.             2       No commas(,) or dollar signs ($)      11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3           The curtailment date associated with the third                  MM/DD/YYYY                            10
                           curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3             The curtailment interest on the third                   2       No commas(,) or dollar signs ($)      11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                    The loan "paid in full" amount as reported by           2       No commas(,) or dollar signs ($)      11
                           the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                   The paid in full date as reported by the                        MM/DD/YYYY                            10
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Action Code Key: 15=Bankruptcy,        2
ACTION_CODE                The standard FNMA numeric code used to                          30=Foreclosure, , 60=PIF,
                           indicate the default/delinquent status of a                     63=Substitution,
                           particular loan.                                                65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                The amount of the interest adjustment as                2       No commas(,) or dollar signs ($)      11
                           reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if            2       No commas(,) or dollar signs ($)      11
                           applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if applicable.         2       No commas(,) or dollar signs ($)      11
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT              The amount the Servicer is passing as a loss,           2       No commas(,) or dollar signs ($)      11
                           if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount due          2       No commas(,) or dollar signs ($)      11
                           at the beginning of the cycle date to be
                           passed through to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL         The scheduled principal balance due to                  2       No commas(,) or dollar signs ($)      11
                           investors at the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT             The scheduled principal amount as reported by           2       No commas(,) or dollar signs ($)      11
                           the Servicer for the current cycle -- only
                           applicable for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT              The scheduled gross interest amount less the            2       No commas(,) or dollar signs ($)      11
                           service fee amount for the current cycle as
                           reported by the Servicer -- only applicable
                           for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT              The actual principal amount collected by the            2       No commas(,) or dollar signs ($)      11
                           Servicer for the current reporting cycle --
                           only applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT               The actual gross interest amount less the               2       No commas(,) or dollar signs ($)      11
                           service fee amount for the current reporting
                           cycle as reported by the Servicer -- only
                           applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower             2       No commas(,) or dollar signs ($)      11
                           prepays on his loan as reported by the
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan              2       No commas(,) or dollar signs ($)      11
                           waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                   The Effective Payment Date of the Modification                  MM/DD/YYYY                            10
                           for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                   The Modification Type.                                          Varchar - value can be alpha or       30
                                                                                           numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and interest          2       No commas(,) or dollar signs ($)      11
                           advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT E-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

                  The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1.      The Actual Unpaid Principal Balance of the Mortgage Loan. For
              documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2.      The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3.      Accrued Servicing Fees based upon the Scheduled Principal
              Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12.   Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.     The total of lines 1 through 12.

      Credits:

      14-21.  Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a
              Bankruptcy Deficiency, the difference between the Unpaid Principal
              Balance of the Note prior to the Bankruptcy Deficiency and the
              Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22.     The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                    Total Realized Loss (or Amount of Any Gain)

      23.     The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis
              ( ).

EXHIBIT E-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________                      Date: _______________

Phone: ______________________   Email Address:_____________________

-----------------------    ---------------------    -------------------------
Servicer Loan No.          Servicer Name            Servicer Address

-----------------------    ---------------------    -------------------------

WELLS FARGO BANK, N.A. Loan No._________________________________________________

Borrower's Name:________________________________________________________________

Property Address:_______________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)     Actual Unpaid Principal Balance of Mortgage Loan    $_______________(1)
(2)     Interest accrued at Net Rate                        ________________(2)
(3)     Accrued Servicing Fees                              ________________(3)
(4)     Attorney's Fees                                     ________________(4)
(5)     Taxes                                               ________________(5)
(6)     Property Maintenance                                ________________(6)
(7)     MI/Hazard Insurance Premiums                        ________________(7)
(8)     Utility Expenses                                    ________________(8)
(9)     Appraisal/BPO                                       ________________(9)
(10)    Property Inspections                                ________________(10)
(11)    FC Costs/Other Legal Expenses                       ________________(11)
(12)    Other (itemize)                                     $_______________(12)

            Cash for Keys__________________________         ________________
            HOA/Condo Fees_________________________         ________________
            _______________________________________         ________________
            _______________________________________         ________________
            TOTAL EXPENSES                                  $_______________(13)
CREDITS:
(14)    Escrow Balance                                      $_______________(14)
(15)    HIP Refund                                          ________________(15)
(16)    Rental Receipts                                     ________________(16)
(17)    Hazard Loss Proceeds                                ________________(17)
(18)    Primary Mortgage Insurance Proceeds                 ________________(18)
(19)    Pool Insurance Proceeds                             ________________(19)
(20)    Proceeds from Sale of Acquired Property             ________________(20)
(21)    Other (itemize)                                     ________________(21)
        ___________________________________________         ________________
        ___________________________________________         ________________
        TOTAL CREDITS                                       $_______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                     $_______________(23)

                                   APPENDIX I

                        Purchase and Servicing Agreement

                                [Attached hereto]